Furnished (but not filed) as an exhibit to the periodic report identified in the Certification.
Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report of Gentiva Health Services, Inc. (the “Company”) on Form 10-Q for the period ended October 1, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, John R. Potapchuk, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2006	/s/ John R. Potapchuk

John R. Potapchuk Executive Vice President, Chief Financial Officer and Treasurer